DIREXION SHARES ETF TRUST
DIREXION DAILY S&P OIL & GAS EXP. & PROD. BEAR 3X SHARES (DRIP)
DIREXION DAILY NATURAL GAS RELATED BEAR 3X SHARES (GASX)

Supplement dated March 13, 2020 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2020, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved, based on the recommendation of Rafferty Asset Management, LLC, the investment adviser to the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares (each, a “Fund” and collectively, the “Funds”), forward splits of the issued and outstanding shares of the Funds.
After the close of the markets on March 26, 2020 (the “Payable Date”), each Fund will affect a split of its issued and outstanding shares as follows:
Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	12 for 1	1100%
Direxion Daily Natural Gas Related Bear 3X Shares	10 for 1	900%
As a result of these share splits, shareholders of each Fund will receive twelve or ten shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.
All share splits will apply to shareholders of record as of the close of NYSE Arca, Inc. (the “NYSE Arca”) on March 25, 2020 (the “Record Date”), payable after the close of the NYSE Arca on the Payable Date. Shares of the Funds will begin trading on the NYSE Arca on a split-adjusted basis on March 27, 2020 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-twelfth or one-tenth for the Funds. The tables below illustrate the effect of a hypothetical twelve-for-one or ten-for-one split on a shareholder’s investment.
12-for-1 Forward Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$120	$1,200
Post-Split	120	$ 10	$1,200
10-for-1 Forward Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$100	$1,000
Post-Split	100	$ 10	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.
The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.